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                                                                   EXHIBIT 10.57


                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT is made and entered into as of the 16th day of June, 1998, by and among RAILAMERICA, INC., a Delaware corporation, KALYN/SIEBERT INCORPORATED, a Texas corporation, RAILAMERICA INTERMODAL SERVICES, INC., a Delaware corporation, RAILAMERICA CARRIERS INC., a corporation organized under the laws of the Province of Ontario, STEEL CITY CARRIERS INC., a corporation organized under the laws of the Province of Ontario, SAGINAW VALLEY RAILWAY COMPANY, INC., a Delaware corporation, HURON AND EASTERN RAILWAY COMPANY, INC., a Michigan corporation, WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC., a Texas corporation, PLAINVIEW TERMINAL COMPANY, a Texas corporation, CASCADE AND COLUMBIA RIVER RAILROAD COMPANY, a Delaware corporation, OTTER TAIL VALLEY RAILROAD COMPANY, INC., a Minnesota corporation, MINNESOTA NORTHERN RAILROAD, INC., a Delaware corporation, and DELAWARE VALLEY RAILWAY COMPANY, INC., a Delaware corporation (collectively, the "Initial Borrowers"), and ST. CROIX VALLEY RAILROAD COMPANY, a Delaware corporation ("St. Croix"; collectively with Initial Borrowers, the "Borrower" or "Borrowers"), NATIONAL BANK OF CANADA, a Canadian Chartered Bank, as agent (the "Agent"), and NATIONAL BANK OF CANADA, a Canadian Chartered Bank ("NBC"), and COMERICA BANK, a Michigan Banking Corporation ("Comerica"; Comerica and NBC being referred to herein collectively as the "Initial Lenders"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association ("SouthTrust"; collectively with the Initial Lenders, the "Lender" or "Lenders").

                              W I T N E S S E T H:

         WHEREAS, the Initial Borrowers, the Agent and the Initial Lenders previously entered into that certain Loan Agreement dated as of May 23, 1997 (the "Loan Agreement");

         WHEREAS, SouthTrust and Agent have executed a Lender Joinder Agreement dated as of even date herewith, pursuant to which SouthTrust has become an Additional Lender under the Loan Agreement;

         WHEREAS, St. Croix and Agent have executed a Borrower Joinder Agreement dated as of even date herewith, pursuant to which St. Croix has become an Additional Borrower under the Loan Agreement;

         WHEREAS, the Borrowers have requested, and the Lenders have agreed, to modify the Initial Loans and make an Additional Loan in the amount of Fifteen Million Dollars ($15,000,000.00), such that the Loans, as modified and increased, shall be in the aggregate amount of Fifty-five Million Dollars ($55,000,000.00), subject to the terms and conditions contained herein and in the Loan Agreement; and

         WHEREAS, the parties hereto wish to amend the Loan Agreement as provided herein.



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         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans or extensions of credit heretofore now or hereafter made or to be made for the benefit of the Borrower by the Lender, the parties do hereby agree as follows:



1. The Borrowers and the Lenders agree that the recitals set forth above are true, correct, and complete, and are hereby incorporated herein.

2. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

3. Subparagraph (f) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (f) "ADVANCE": A disbursement by the Lenders of a portion of the Loan proceeds to be utilized by the Borrowers for the purposes set forth in Section 2.1 of this Agreement.

4. Subparagraph (n) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (n) "CHANGE DATE": June 16, 1999, the date upon which the outstanding principal balances of the Loans shall convert from revolving lines of credit to term loans, as more fully set forth in the Notes.

5. Subparagraph (s) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (s) "COMERICA NOTE": A Modification Master Revolving/Term Promissory Note in the amount of Fifteen Million and 00/100 Dollars ($15,000,000.00) from Borrowers to Comerica dated as of June 16, 1998, and any modifications, amendments or renewals thereof, evidencing a portion of the Loans.

6. Subparagraph (aa) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (aa) "FRANCHISES": All franchises, sanctions, rights, licenses, privileges and operating agreements or authorities, third party agreements and interchange agreements, including without limitation agreement(s) (direct and indirect) between Borrowers or any of them and the State of Michigan Department of Transportation, to operate over 206 miles of track, or thereabouts, agreement(s) (direct and indirect) between Borrowers or any of them and the State of Texas Department of Transportation, to operate over 131 miles of track, or thereabouts, agreement(s) (direct and


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                  indirect) between Borrowers or any of them and the State of
                  Washington Department of Transportation, to operate over 131 miles of track, or thereabouts, agreement(s) (direct and indirect) between Borrowers or any of them and the State of Minnesota Department of Transportation, to operate over 279 miles of tract, or thereabouts, and agreement(s) (direct and indirect) between Borrowers or any of them and the State of Pennsylvania Department of Transportation, to operate over 23 miles of track, or thereabouts.

7. Subparagraph (dd) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (dd) "GETTYSBURG MORTGAGE DOCUMENTS": Collectively, Mortgage Deed and Security Agreements and Assignments of Rents, Leases and Deposits, as modified by Mortgage Modification Agreements, and as the same may be further amended from time to time, from Delaware to Agent, which partially secure the Notes to the extent of $1,250,000.00, and are valid first liens on the Gettysburg Real Property and the personal property associated therewith, together with UCC-1 Financing Statements and other documents associated therewith.

8. Subparagraph (ww) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (ww) "MATURITY DATE": June 16, 2001, upon which date the entire principal balance and accrued interest and all other applicable charges under the Loans shall become due and payable in full.

9. Subparagraph (xx) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (xx) "MICHIGAN EPA AUDIT": Copies of all existing Phase I and, if applicable, Phase II environmental audits and assessments, certified to Agent, and other reports and evidence of any remediation which has been effectuated to date with respect to the Michigan Real Property and the Huron and Eastern Real Property, together with any new environmental audits of the Michigan Real Property and the Huron and Eastern Real Property required by Agent, the results of which must be satisfactory to the Majority Lenders in their sole and absolute discretion.

10. Subparagraph (yy) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (yy) "MICHIGAN MORTGAGE DOCUMENTS": Collectively, (A) (Railroad) Mortgage and Security Agreements and Assignments of Rents, Leases and Deposits, as modified by Mortgage Modification Agreements and Receipts for Future Advance, Mortgage Modification and Spreader Agreements, and as the same may be further



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                  amended from time to time, from Saginaw and Huron, as
                  applicable, to Agent, which secure the Notes to the extent of $13,000,000.00 and are valid first liens on the Michigan Real Property and the personal property associated therewith, together with UCC-1 Financing Statements and other documents associated therewith, and (B) a Mortgage and Security Agreement, as the same may be amended from time to time, from Huron to Agent, which secures the Notes to the extent of $440,000.00 and is a valid first lien on the Huron and Eastern Real Property and the personal property associated therewith, together with UCC-1 Financing Statements and other documents associated therewith.

11. Subparagraph (zz) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (zz) "MICHIGAN REAL PROPERTY": Collectively, certain real property lying and being situate in Lapeer County, Michigan, Saginaw County, Michigan, and Tuscola County, Michigan owned by Saginaw, and, real property lying and being situate in Saginaw County, Michigan, Tuscola County, Michigan, Huron County, Michigan and Sanilac County, Michigan owned by Huron, more particularly described on Composite Exhibit "F" appended hereto and made a part hereof.

12. Subparagraph (ccc) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (ccc) "MINNESOTA MORTGAGE DOCUMENTS": Collectively, a Mortgage, Security Agreement and Fixture Financing Statement and an Assignment of Rents, Leases and Deposits from Minnesota to Comerica, as assigned by Comerica to Agent, and as modified by an Amendment No. 1 to Mortgage, Security Agreement and Fixture Financing Statement and an Amendment No. 1 to Assignment of Rents, Leases and Deposits, as further modified by an Amendment No. 2 to Mortgage, Security Agreement and Fixture Financing Statement and an Amendment No. 2 to Assignment of Rents, Leases and Deposits, and as the same may be further amended from time to time, which partially secure the Notes to the extent of $1,500,000.00, and are valid first liens on the Minnesota Real Property and the personal property associated therewith, together with UCC-1 Financing Statements, UCC-2 Fixture Financing Statements, UCC-3 Assignment and Amendment Statements and other documents associated therewith.

13. Subparagraph (eee) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (eee) "MINNESOTA REAL PROPERTY": Collectively, certain real property lying and being situate in Red Lake County, Polk County, Norman County, Pennington County, Marshall County, Roseau County, Pine County, Chisago County, and Kanabec



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                  County, Minnesota, as more particularly described on Exhibit
                  "G" appended hereto and made a part hereof.

14. Subparagraph (fff) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (fff) "MORTGAGE DOCUMENTS": Collectively, the Gettysburg Mortgage Documents, the Michigan Mortgage Documents, the Minnesota Mortgage Documents, the Ontario Mortgage Documents, the Texas Deed of Trust Documents, the Washington Deed of Trust Documents and the West Texas and Lubbock Deed of Trust Documents.

15. Subparagraph (ggg) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (ggg)    "NBC NOTE": A Modification Master Revolving/Term Promissory
                  Note in the amount of Twenty-five Million and 00/100 Dollars ($25,000,000.00) from Borrowers to NBC dated as of June 16, 1998, and any modifications, amendments or renewals thereof, evidencing a portion of the Loans.

16. Subparagraph (hhh) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (hhh) "NOTE" or "NOTES": Collectively the Comerica Note, the NBC Note, the SouthTrust Note and the Additional Notes, which Notes are cross-defaulted and cross-collateralized.

17. Subparagraph (qqq) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (qqq) "PURCHASE AGREEMENTS": Collectively, the Cascade Purchase Agreement, the Minnesota Purchase Agreement, the CSX Purchase Agreement, the St. Croix Purchase Agreement and the Delaware Valley Purchase Agreement.

18. Subparagraph (sss) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (sss) "RAILROAD TRACKAGE APPRAISAL": Collectively, (i) that certain Railroad Trackage appraisal prepared by Rail Associated Services, Inc. dated December 27, 1993, as updated by Main Line Management Services, Inc., by two (2) updates, both updates dated August 30, 1996, (ii) that certain Development of Net Liquidation Value Appraisal prepared by Main Line Management Services, Inc., dated October 17, 1995, as updated by Main Line Management Services, Inc., by virtue of update dated August 16, 1996, (iii) that certain Fair Market Value of Real Property prepared by Main Line Management Services, Inc., dated August 13,




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                  1996, (iv) that certain fair market value appraisal of the railroad trackage owned by Minnesota and prepared by Main Line Management Services, Inc., dated December 12, 1996, (v) that certain Development of Net Liquidation Value Appraisal prepared by Main Line Management Services, Inc., dated December 14, 1995, (vi) that certain Railroad Trackage Appraisal prepared by Main Line Management Services, Inc. dated March 20, 1998 (updating a Railroad Trackage Appraisal prepared by Main Line Management Services, Inc. dated September, 1995), and (vii) that certain Evaluation Study of the North Branch and Mora Branch (railroad trackage appraisal) prepared by Main Line Management Services, Inc. dated September 8, 1997; provided, however, that Majority Lenders reserve the right to require Borrowers to provide Agent with updated appraisals of the same at any time during the term of the Loans (provided, however, that unless an Event of Default shall have occurred and be continuing, that said appraisals shall be limited to one (1) appraisal per year), said appraisals to be performed at Borrowers' sole cost and expense.

19. Subparagraph (uuu) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (uuu) "REAL ESTATE APPRAISALS". Satisfactory fair market value appraisals of each of the Texas Real Property, the Michigan Real Property, the Huron and Eastern Real Property, the Minnesota Real Property, the Ontario Real Property, the Washington Real Property, and the West Texas and Lubbock Real Property.

20. Subparagraph (dddd) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (dddd) "TEXAS DEED OF TRUST DOCUMENTS": A Deed of Trust, Assignment of Leases and Rents and Security Agreement, as modified by a Deed of Trust, Assignment of Leases and Rents and Security Agreement Modification Agreement, and as the same may be further amended from time to time, from Kalyn to Agent, which secures the Notes to the extent of $2,045,000.00, which is a valid first lien on the Texas Real Property and the personal property associated therewith, together with UCC-1 Financing Statements and other documents associated therewith.

21. Subparagraph (hhhh) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (hhhh) "WASHINGTON DEED OF TRUST DOCUMENTS": Collectively a Deed of Trust Agreement and an Assignment of Rents, Leases and Deposits from Cascade to Agent, as modified by a Receipt for Future Advance and Deed of Trust Modification Agreement, and as the same may be further amended from time to time, which secure the Notes to the extent of $12,000,000.00 and are valid first liens on the Washington Real Property and the personal property associated



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                  therewith, together with UCC-1 Financing Statements and other documents associated therewith.

22. Subparagraph (kkkk) of Section 1.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (kkkk) "WEST TEXAS AND LUBBOCK DEED OF TRUST DOCUMENTS": A Deed of Trust, Assignments of Leases and Rents and Security Agreement, as modified by a Receipt for Future Advance, Deed of Trust, Assignment of Leases and Rents and Security Agreement Modification Agreement, and as the same may be further amended from time to time, from West Texas to Agent which secure the Notes to the extent of $7,250,000.00 and are valid first liens on the West Texas and Lubbock Real Property and the personal property associated therewith, together with UCC-1 Financing Statements and other documents associated therewith.

23. The following subparagraphs are hereby added to Section 1.2 of the Loan Agreement effective from and after the date hereof:

         (mmmm) "CSX PURCHASE AGREEMENT": That certain Purchase and Sale Agreement dated April 13, 1998, between Saginaw and CSX Transportation, Inc., a Virginia corporation (as the same may be amended from time to time).

         (nnnn) "DELAWARE VALLEY PURCHASE AGREEMENT": Collectively, that certain Option to Purchase Agreement between Delaware and James Cornell dated November 15, 1996, and that certain Indemnification Agreement between Gettysburg Railroad Company and Sloan Cornell dated November 15, 1996 (as the same may be amended from time to time).

         (oooo) "ST. CROIX PURCHASE AGREEMENT": That certain Agreement for Sale of Certain Assets, Rights and Obligations of The Burlington Northern and Santa Fe Railway Company to St. Croix Valley Railroad Company dated as of August 22, 1997 (as the same may be amended from time to time).

         (pppp) "HURON AND EASTERN REAL PROPERTY": Certain real property lying and being situate in Tuscola County, Michigan owned by Huron, more particularly described on Exhibit "R" appended hereto and made a part hereof.

         (qqqq)            "SOUTHTRUST NOTE": A Master Revolving/Term Promissory
                           Note in the amount of Fifteen Million and 00/100 Dollars ($15,000,000.00) from Borrowers to SouthTrust dated as of June 16, 1998, and any modifications, amendments or renewals thereof, evidencing a portion of the Loans.



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         (rrrr)            "LOCOMOTIVE APPRAISAL": That certain appraisal of
                           locomotives prepared by Norman W. Seip & Associates dated May 12, 1998.

24. Exhibit "F" of the Loan Agreement is hereby amended to (a) add the real property described on Exhibit "F-1" attached hereto and made a part hereof, and (b) delete the real property described on Exhibit "F-2" attached hereto and made a part hereof, effective from and after the date hereof.

25. Exhibit "G" of the Loan Agreement is hereby amended to add the real property easement described on Exhibit "G" attached hereto and made a part hereof, effective from and after the date hereof.

26. Exhibit "I" of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as provided on Exhibit "I" attached hereto and made a part hereof.

27. Composite Exhibit "J" of the Loan Agreement is hereby amended to add the Railroad Trackage described on Composite Exhibit "J" attached hereto and made a part hereof, effective from and after the date hereof.

28. Exhibit "R" attached hereto and made a part hereof is hereby added to the Loan Agreement as Exhibit "R", effective from and after the date hereof:

29. Section 2.1 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         2.1 Provided there does not exist an Event of Default, and no event with which notice or lapse of time or both would become such an Event of Default, and subject to the terms and provisions of this Agreement, Lenders will under the Notes, lend or advance for the account of Borrowers from time to time, and, Borrowers may borrow, repay and re-borrow (provided that unless Borrowers intend to pay and satisfy the Loans in full, Borrowers shall not reduce the outstanding principal balance under any of the Notes to a sum of less than $1,000.00) such amounts as may be required for the purpose of
                  (a) refinancing an existing Twenty-Five Million and 00/100 Dollar ($25,000,000.00) line of credit/term loan facility currently outstanding and due and owing by certain of the Borrowers to NBC, (b) refinancing an existing Fifteen Million and 00/100 Dollar ($15,000,000.00) line of credit/term loan facility currently outstanding and due and owing by certain of the Borrowers to Comerica, (c) supporting short term working capital requirements of the Borrowers, and, (d) providing for the financing of future acquisitions by one or more of the Borrowers or by an entity owned by or affiliated with one or more of the Borrowers (hereinafter referred to as an "Affiliate") of transportation related businesses, said acquisitions to be subject to review by Lenders, and, in the case of acquisitions requiring Acquisition



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                  Advances (as hereinafter defined) in excess of One Million and
                  00/100 Dollars ($1,000,000.00) to be subject to the consent of the Majority Lenders, which consent shall not be unreasonably withheld; provided further that the assets acquired pursuant to an acquisition financed by Lenders shall be subject to a negative pledge, or in the event the pro-forma asset ratio coverage of the Borrowers immediately after the time of the Acquisition Advance does not meet the required Minimum Asset Ratio of not less than 1.4 to 1, pledged in favor of Agent as security for the Loans, not exceeding in the aggregate an amount equal to (i) the Eligible Receivables, less such reserves as the Majority Lenders, in their reasonable discretion elect to establish, provided further that a receivable may be devalued in such amount as shall be determined by the Majority Lenders in their reasonable discretion due to "Dilution" which is defined as and is the result of non-cash credits posted against the receivable which results in payment or other satisfaction of all or any portion of the receivable for reasons other than full payment of the receivable in cash, together with an amount equal to (ii) the Eligible Inventory, together with an amount equal to (iii) the appraised aggregate fair market value of the Real Property as determined by (A) that certain Real Property "Market Value" Appraisal dated May 9, 1994, as updated by appraisal update dated August 19, 1996, both the Appraisal and the update prepared by M.B. Valuation Services, Inc. in connection with the Texas Real Property, (B) that certain Appraisal of Corridors, Land and Buildings, HURON AND EASTERN RAILWAY COMPANY, INC., SAGINAW VALLEY RAILWAY COMPANY, INC., State of Michigan, dated February 28, 1994 prepared by Oetzel Hanton Williams in connection with the Michigan Real Property, said appraisals updated by two (2) appraisal updates prepared by Main Line Management Services, Inc., both updates dated August 30, 1996, (C) that certain Appraisal of Commercial Property located at 710 Second Line West, Sault Ste. Marie, Ontario, prepared by Area Real Estate Appraisals, Inc. dated August
                  1994 in connection with the Ontario Real Property, (D) that certain Development of Net Liquidation Value Appraisal prepared by Main Line Management Services, Inc., dated October 17, 1995, as updated by update appraisal prepared by Main Line Management Services, Inc., dated August 16, 1996, in connection with the West Texas and Lubbock Real Property, (E) that certain Fair Market Value of Real Property prepared by Main Line Management Services, Inc., dated August 13, 1996, in connection with the Washington Real Property, (F) that certain Fair Market Value Appraisal of the Minnesota Real Property and the Minnesota Railroad Trackage prepared by Main Line Management Services, Inc., dated December 12, 1996, in connection with the Minnesota Real Property, (G) that certain Development of Net Liquidation Value Appraisal prepared by
                  Main Line Management Services, Inc., dated December 14, 1995, in connection with the Gettysburg Real Property, (H) That certain Complete Summary Appraisal of RailAmerica, Inc., 101 Enterprise Drive, Vassar, Michigan dated May 11, 1998, prepared by Johnson Appraisals, in connection with the Huron and Eastern Real Property, (I) that certain Limited Appraisal Summary Report, Subject Property: Minnesota





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                  Northern Railroad Locomotive Repair Facility, Crookston,
                  Minnesota dated April 28, 1998, prepared by Agassiz Appraisal and Consulting Services, Inc., in connection with the Minnesota Real Property (the "Minnesota Appraisal"), (J) that certain Railroad Trackage Appraisal prepared by Main Line Management Services, Inc. dated March 20, 1998 (updating a Railroad Trackage Appraisal prepared by Main Line Management Services, Inc. dated September, 1995), in connection with the Michigan Real Property, (K) that certain Complete Summary Appraisal of Locomotive Maintenance Facility, 828 Omak Avenue, Omak, Washington (File #98-11-8786) dated June 1, 1998, prepared by Pacific Appraisal Associates, P.L.L.C., in connection with the Washington Real Property (the "Washington Appraisal"), and (M) Summary Appraisal of an Industrial Property Located at 6010 Brownfield Highway, Lubbock, Texas dated April 2, 1998, prepared by Harris Appraisal Company, Inc., in connection with the West Texas and Lubbock Real Property (the "West Texas Appraisal") (it being acknowledged that no valuation attributed to (1) any of the Railroad Trackage as set forth in the above set forth Real Estate Appraisals or (2) any of the underlying land as set forth in the Minnesota Appraisal, the Washington Appraisal or the West Texas Appraisal, shall be included within the valuation attributable to the Real Property), which (aggregate) fair market value as determined by the above set forth appraisals is subject to adjustment by the Majority Lenders, together with an amount equal to (iv) the forced liquidation value of the Machinery and Equipment as determined by (A) a Machinery and Equipment appraisal prepared by Truck Locators, Inc. dated January 20, 1995 (related to Steel City), and (B) an appraisal prepared by Norman W. Seip & Associates dated May 12, 1998 (related to locomotives), which (aggregate) forced liquidation value is subject to adjustment by the Lenders, together with an amount equal to (v) the net liquidation value of the Railroad Trackage as determined by the Railroad Trackage Appraisal (it being acknowledged that (a) no value attributed to any of the Real Property as set forth in the Railroad Trackage Appraisal shall be included in the valuation attributable to the Railroad Trackage and (b) upon such time as the Borrowers (or any of them) apply to the Surface Transportation Board and/or applicable governmental agencies of the State of Minnesota for abandonment of any railroad lines operated by St. Croix in the State of Minnesota (it being further acknowledged that the Borrowers are obligated to immediately notify the Agent of any proposed abandonment), the value of the Railroad Trackage owned by St. Croix shall be reduced by an amount equal to the amount required to be paid by St. Croix under the terms of the St. Croix Purchase Agreement upon abandonment), which net liquidation value is subject to adjustment by the Majority Lenders, all of the above set forth appraisals and values to be subject to adjustment by the Majority Lenders, such that the final amounts of the fair market values, the forced liquidation values and the net liquidation value, shall be determined by the Majority Lenders in their reasonable discretion (the "Borrowing Base"); or, the aggregate sum of Fifty-Five Million and 00/100 Dollars ($55,000,000.00), whichever is less, provided that in connection with the Loans, that up to Five Million Five Hundred Thousand and 00/100 Dollars ($5,500,000.00) of the Loans
                  may be used for the issuance of Letters of Credit, provided, however, that collateral for the Letters of Credit will be one hundred (100%) percent reserved and will reduce availability for direct borrowings under the Loans on a dollar-for-dollar basis in an amount equal to the face amount of the Letters of Credit outstanding, and provided further that the outstanding amount of the Loans shall in no event exceed the maximum sum of Fifty-Five Million and 00/100 Dollars ($55,000,000.00), provided further, that at no time shall the Borrowing Base divided by the total outstanding principal amount of the Loans (the "Minimum Asset Ratio") be less than 1.4 to 1, and in the event that the Minimum Asset Ratio is less than 1.4 to 1, then the outstanding principal balance of the Loans must be reduced by the amount necessary to achieve a Minimum Asset Ratio of equal to or greater than 1.4 to 1. The principal payment necessary to effectuate such reduction shall be due and payable in full on DEMAND.

                  Advances will be made based on the most recent "Minimum Asset Ratio Certificate" submitted by Borrowers to Agent, which must be submitted by Borrowers to Agent no less than one (1) time in each month within thirty (30) days of the end of the prior month evidencing the Minimum Asset Ratio for the immediately preceding month, provided however, that the Minimum Asset Ratio Certificate must also be submitted by Borrowers to Agent each time an Advance or an Acquisition Advance is requested, reflecting the above borrowing formula. The form of Minimum Asset Ratio Certificate is attached hereto and made a part hereof as Exhibit "N".

                  In connection with any requests for an Acquisition Advance in an amount in excess of One Million and 00/100 Dollars ($1,000,000.00), said request shall be subject to the approval of the Majority Lenders, which approval will not be unreasonably withheld. ADDITIONALLY, ALL ACQUISITIONS IN AN AMOUNT IN EXCESS OF ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) BY ONE OR MORE OF THE BORROWERS OR BY AN AFFILIATE OF TRANSPORTATION RELATED BUSINESSES OR ANY OTHER BUSINESSES MUST BE APPROVED BY THE MAJORITY LENDERS, WHICH APPROVAL WILL NOT BE UNREASONABLY WITHHELD; PROVIDED, HOWEVER, THAT ACQUISITIONS IN AN AMOUNT OF TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00) OR LESS WHICH ARE FUNDED UTILIZING MONEY RAISED THROUGH PUBLIC OFFERINGS, PRIVATE PLACEMENTS OR SUBORDINATED DEBT SHALL ONLY REQUIRE NOTIFICATION TO THE LENDERS, BUT NOT THE APPROVAL OF THE MAJORITY LENDERS, SO LONG AS NO MONETARY DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS THEN CONTINUING, AND SUCH ACQUISITION (AND THE FUNDING THEREFOR) WILL NOT RESULT IN A DEFAULT UNDER ANY FINANCIAL COVENANTS OR RESULT IN ANY OTHER MONETARY DEFAULT OR EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, ACQUISITIONS IN AN AMOUNT IN EXCESS OF TWENTY

                  MILLION DOLLARS ($20,000,000.00) BY ONE OR MORE OF THE BORROWERS OR BY AN AFFILIATE OF TRANSPORTATION RELATED BUSINESSES OR ANY OTHER BUSINESSES MUST BE APPROVED BY THE MAJORITY LENDERS, WHICH APPROVAL WILL NOT BE UNREASONABLY WITHHELD. In connection with the same, Borrowers shall provide to Agent at the time of the request for an Acquisition Advance or at the time Borrowers notify the Lenders or seek approval from the Lenders in connection with a proposed acquisition by any of the Borrowers, as applicable, certified copies of the Contract for Purchase and Sale and all associated documentation associated with the applicable Borrower's acquisition of a transportation related business, including, without limitation, all contracts, breakout of purchase price, cash flow analysis, projected income from the acquisition, historical performance of the business being acquired, and all appraisals and environmental audits related to the property being acquired by a Borrower or an affiliate of a Borrower. Based upon Lenders' review of all of the above, the Majority Lenders may effectuate or not effectuate the Acquisition Advance or approve or not approve the acquisition, as applicable, in Lenders' reasonable discretion. Lenders shall approve or not approve each request for an Acquisition Advance, or approve or not approve an acquisition, as applicable, no later than five (5) business days after the time that Agent has received the last item required to be reviewed by Lenders in connection with the applied for Acquisition Advance or approval of an acquisition, as applicable. Lenders shall approve or not approve each request for a Collateralized Acquisition Advance no later ten (10) business days after the time that Agent has received the last item required to be reviewed by Lenders in connection with the applied for Collateralized Acquisition Advance. Borrowers shall additionally provide to Agent copies of all closing documentation associated with the acquisition and sale at the time of the closing of said acquisition and shall execute and/or provide all documentation required by Lenders and their counsel (including, without limitation, mortgages, deeds of trust, security agreements, reaffirmations, collateral assignments, UCC-1 financing statements, UCC-3 statements of change, lien searches and opinions of Borrowers' counsel), in order to evidence and perfect Agent's security interest in the newly acquired assets.

30. It is acknowledged and agreed by the Borrowers and the Lenders that, in addition to the Loan Closing Fee specified in Subparagraph (a) of
         Section 2.2 of the Loan Agreement (which has already been paid), in connection with the transactions contemplated herein, an additional Loan Closing Fee shall be due and owing from Borrowers in the amount of Thirty-Seven Thousand Five Hundred and 00/100 Dollars ($37,500.00), which shall be paid to Agent, for pro-rata distribution to the Lenders, upon the closing of the transactions contemplated herein.

31. Subparagraph (c) of Section 2.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (c) UNUSED LINE FEE: An unused line fee shall be charged in connection with the Loans, such that the unused portion of the Loans shall be subject to an annual fee of one-eighth of one percent (.125%) per annum, to be calculated and payable to Agent upon a quarterly basis, for pro-rata distribution to the Lenders.

32. Subparagraph (d) of Section 2.2 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (d)      ADMINISTRATIVE FEE - COLLATERALIZED ACQUISITION ADVANCES:

                             Intentionally deleted.

33. Section 3.3 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         3.3 Notwithstanding anything to the contrary set forth above, and as set forth in Section 2.1 above, in connection with any requests for an Acquisition Advance in excess of One Million and 00/100 Dollars ($1,000,000.00), said request shall be subject to approval by the Majority Lenders, which approval will not be unreasonably withheld. In connection with the same, Borrowers shall provide Agent at the time of the request for an Acquisition Advance certified copies of the Contract for Purchase and Sale and all associated documentation associated with the applicable Borrower's acquisition of a transportation related business, which shall be purchased (in part) from the proceeds of the Acquisition Advance, including without limitation, all contracts, breakout of purchase price, cash flow analysis, projected income from the acquisition and historical performance of the business being acquired. Based upon Lenders' review of all of the above, Lenders may effectuate or not effectuate the Acquisition Advance in Lenders' reasonable discretion. Lenders shall approve or not approve each request for an Acquisition Advance no later than five (5) Business Days, and shall approve or not approve each request for a Collateralized Acquisition Advance no later than ten (10) Business Days, after the time that Agent receives the last item required to be reviewed by Lenders in connection with the applied for Acquisition Advance or Collateralized Acquisition Advance, as applicable. Borrowers shall additionally provide to Agent copies of all closing documentation associated with the acquisition and sale at the time of the closing of said acquisition and shall execute all documentation required by the Majority Lenders, including, without limitation, execution of a Borrower Joinder Agreement by an Additional Borrower, in order to evidence and perfect Agent's and Lenders' security interest in the newly acquired assets.

34. Section 4.1 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         4.1 LETTERS OF CREDIT. The Issuing Lender agrees, subject to the terms and conditions of this Agreement, upon request of the Borrowers to issue from time to time for the account of the Borrowers Letters of Credit upon delivery to the Issuing Lender of an Application and Agreement for Letter of Credit relating thereto in form and content acceptable to the Issuing Lender; provided, that (i) the face amount of Letters of Credit outstanding shall not exceed Five Million Five Hundred Thousand Dollars ($5,500,000.00) and (ii) no Letter of Credit shall be issued if, after giving effect thereto, the face amount of Letters of Credit outstanding plus the outstanding principal balance of the Loans shall exceed the Borrowing Base. No Letter of Credit shall have an expiry date (including all rights of Borrowers or any beneficiary named in such Letter of Credit to require renewal) or payment date occurring later than the earlier to occur of (a) (i) in the case of standby Letters of Credit, one (1) year after the date of its issuance and (ii) in the case of documentary Letters of Credit, one hundred twenty (120) days after the date of its issuance or (b) the Maturity Date.

35. Subparagraph (d) of Section 6.1 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (d) MACHINERY AND EQUIPMENT APPRAISALS. Agent hereby acknowledges receipt of the Truck Locators, Inc. Appraisal and the Locomotive Appraisal; provided however, that Lenders reserve the right to require Borrowers to provide Agent with updated appraisals of the Machinery and Equipment at any time during the term of the Loans (provided however, that unless an Event of Default shall have occurred and be continuing, or unless Borrowers are refinancing Machinery and Equipment in accordance with the terms set forth in the Security Agreements, that said appraisals shall be limited to one (1) appraisal per year), said appraisals to be performed at Borrowers' sole cost and expense.

36. Subparagraph (e) of Section 6.1 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (e) REAL ESTATE APPRAISALS. Satisfactory fair market value appraisals of each of the Texas Real Property, the Michigan Real Property, the Huron and Eastern Real Property, the Ontario Real Property, the Gettysburg Real Property, the West Texas and Lubbock Real Property, the Minnesota Real Property and the Washington Real Property; provided however, that Lenders reserve the right to require Borrowers to provide Agent with updated appraisals of the Real Property, or any portion thereof, at any time during the term of the Loans (provided however, that unless an Event of Default shall have occurred and be continuing, that said appraisals shall be limited to one (1) appraisal per year), said appraisals to be performed at Borrowers' sole cost and expense.

37. Article 7 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                                    Article 7
                       USE OF LOAN PROCEEDS; MARGIN STOCK

                  The Borrowers desire to obtain extensions of credit of up to Fifty-five Million and 00/100 Dollars ($55,000,000.00) from the Lenders to be utilized by the Borrowers for the purposes set forth in Section
         2.1 of this Agreement. Borrowers do not own any margin securities and no portion of any Advance or Acquisition Advance or any of the Loans will be used for the purpose of reducing or retiring any indebtedness which was originally incurred by any of the Borrowers to purchase or carry any margin securities, and neither the making of any and all loans, Advances and Acquisition Advances nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System of the United States.

38. Section 10.15 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         10.15 In connection with the Locomotive Appraisal, the Railroad Trackage Appraisal, the Truck Locators, Inc. Appraisal and the Real Estate Appraisals, Borrowers shall provide to the Agent updated appraisals of all or any of the same as required by the Majority Lenders at any time during the term of the Loans (provided however, that unless an Event of Default shall have occurred and be continuing, or unless Borrowers are refinancing Machinery and Equipment in accordance with the terms set forth in the Security Agreements, that each of the above set forth appraisals shall be limited to one (1) re-appraisal per year), said appraisals to be performed at Borrowers' sole cost and expense. Additionally, Borrowers shall have the right to obtain updated appraisals of all or any of the above set forth appraisals for the purpose of determining the then current value of the assets which are re-appraised in order to apply for an increased amount of availability under the Loans. Said re-appraisals shall be performed at Borrowers' sole cost and expense, and, must be in form and content acceptable to the Majority Lenders in their sole discretion. The re-appraisal must additionally be based upon the same standards as the initial appraisal related to the property which is being appraised was based (e.g., if the original appraisal was based on a forced liquidation valuation, the new appraisal must also be based upon a forced liquidation valuation; if the original appraisal was based upon a fair market valuation, the new appraisal must be based upon a fair market valuation). The determination as to availability under the Loans, based upon said re-appraisal(s), shall be determined by the Majority Lenders in their sole discretion; provided further, that it is acknowledged by Borrowers that in the event that said re-appraisal indicates a diminution in value of the reappraised assets that availability under the Loans will be reduced accordingly.

39. Subparagraph (g) of Section 10.16 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (g) Borrowers shall at all times maintain a Tangible Net Worth (which is defined as net worth plus subordinated debt, less goodwill and other intangibles) of not less than Twenty-Two Million and 00/100 Dollars ($22,000,000.00) plus (a) annual net income for each fiscal year ended, beginning with the fiscal year ending December 31, 1997, of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00), it being acknowledged that Borrower's annual net income must be in excess of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00) in each fiscal year, plus (b) seventy-five percent (75%) of the aggregate net proceeds of any subordinated debt or equity offerings. Additionally, excluding Canada, at all times foreign investments, advances, joint ventures, and other similar investments outside of the United States cannot exceed fifty percent (50%) of the Borrowers' consolidated Tangible Net Worth.

40. Subparagraph (l) of Section 10.16 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (l) Borrowers shall maintain a Cash Flow Coverage Ratio (which is defined as average total senior funded debt over the last twelve (12) month period divided by earnings before interest, taxes, depreciation and amortization) calculated on a rolling twelve (12) month basis of not greater than 4.0 to 1 from the quarter ending March 31, 1998, and at all times thereafter.

41. The following Section 10.22 is hereby added to the Loan Agreement, effective from and after the date hereof:

         10.22 Borrowers shall take all actions necessary to assure that Borrowers' computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of Agent, Borrowers shall provide Agent assurance acceptable to Agent of Borrowers' Year 2000 compatibility. Borrowers hereby covenant and agree that all of Borrowers' information systems, including without limitation all computer hardware and software, networks, databases, and all other electronic data storage, retrieval and computation hardware, software and devices of any kind (collectively, the "Information Systems"), have been and/or will be updated and modified to accommodate and conform to the Year 2000 date change, and are and/or will be in full compliance with any and all federal, state and local laws, regulations and ordinances relating to the same, whether now in effect, or hereafter enacted (collectively, the "Information System Laws").

                  Borrowers hereby jointly and severally agree, unconditionally, absolutely, and irrevocably, to indemnify, defend, and hold harmless Agent and Lenders, their affiliates, successors, assigns, and their officers, directors, employees, and agents against and in respect of any loss, liability, cost, injury, expense, or damage of any and every kind whatsoever (including without limitation, court costs and attorneys' fees and expenses) which at any time or from time to time may be suffered or incurred, directly or indirectly, in connection with, with respect to, or as a direct or indirect result of the failure of Borrowers to update or modify their Information Systems to accommodate and conform to the Year 2000 date change and/or fully comply with all Information System Laws including, without limitation, any losses, liabilities, damages, injuries, costs, expenses, or claims asserted or arising under the Information System Laws, whether now known or unknown.

42. The following Section 10.23 is hereby added to the Loan Agreement, effective from and after the date hereof:

         10.23 BORROWERS AND LENDERS ACKNOWLEDGE THAT THE MINNESOTA DEPARTMENT OF REVENUE MAY ASSERT THE POSITION THAT LIMITATION OF THE INDEBTEDNESS SECURED BY THE MINNESOTA MORTGAGE DOCUMENTS REQUIRES THAT THE MINNESOTA MORTGAGE DOCUMENTS BE RELEASED OR BE DEEMED RELEASED AT SUCH TIME AS THE LENDERS HAVE RECEIVED ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) IN REPAYMENT OF PRINCIPAL UNDER THE LOANS, NOTWITHSTANDING ANY OTHER ALLOCATION OF FUNDS AGREED TO BY BORROWERS AND LENDERS. NOTWITHSTANDING ANY POSITION OF THE MINNESOTA DEPARTMENT OF REVENUE CONCERNING THIS MATTER, BORROWERS HEREBY WAIVE ANY AND ALL CLAIMS ANY OF THEM MAY NOW OR HEREAFTER HAVE TO CHALLENGE THE VALIDITY OF THE MINNESOTA MORTGAGE DOCUMENTS AS A RESULT OF THE LIMITATION OF THE INDEBTEDNESS SECURED BY THE MINNESOTA MORTGAGE DOCUMENTS AND THE REPAYMENT OF ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) OF PRINCIPAL UNDER THE LOANS, AND BORROWERS FURTHER AGREE THAT THE MINNESOTA MORTGAGE DOCUMENTS SHALL ONLY BE RELEASED UPON SATISFACTION OF THE TERMS AND CONDITIONS CONTAINED THEREIN AND IN THE OTHER LOAN DOCUMENTS.

43. Section 14.6 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         14.6 AGENT'S FEES. Commencing on July 1, 1998, and on the first day of each quarter thereafter, the Borrowers shall pay to the Agent such agent fees as are set forth in and in accordance with the terms and provisions of the Credit Facility Letter dated February 24, 1998, all of which agent fees shall be retained by the Agent and not distributed pro-rata to the Lenders.

44. Subparagraph (b) of Section 17.9 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         (b)      Initial
                  Borrowers:        RAILAMERICA, INC.
                                    KALYN/SIEBERT INCORPORATED
                                    RAILAMERICA INTERMODAL SERVICES, INC.
                                    RAILAMERICA CARRIERS INC.
                                    STEEL CITY CARRIERS INC.
                                    SAGINAW VALLEY RAILWAY COMPANY, INC.
                                    HURON AND EASTERN RAILWAY COMPANY, INC.
                                    WEST TEXAS AND LUBBOCK RAILROAD COMPANY
                                    PLAINVIEW TERMINAL COMPANY
                                    CASCADE AND COLUMBIA RIVER RAILROAD COMPANY
                                    OTTER TAIL VALLEY RAILROAD COMPANY, INC.
                                    MINNESOTA NORTHERN RAILROAD, INC.
                                    DELAWARE VALLEY RAILWAY COMPANY
                                    301 Yamato Road
                                    Suite 1190
                                    Boca Raton, Florida 33431
                                    Attn: Gary Marino

         With a copy to:            SCOTT G. WILLIAMS, ESQUIRE
                                    SHUTTS & BOWEN
                                    One Clearlake Centre
                                    Suite 500
                                    250 Australian Avenue South
                                    West Palm Beach, Florida 33402-3555

45. The following Subparagraph (e) is hereby added to Section 17.9 of the Loan Agreement, effective from and after the date hereof:

         (e)      Additional
                  Borrowers:        Such addresses as are specified on the
                                    Borrower Joinder Agreements executed by
                                    the Additional Borrowers.

46. WAIVER AND RELEASE. AS A MATERIAL INDUCEMENT FOR THE LENDERS TO EXECUTE THIS AMENDMENT, THE BORROWERS DO HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE THE AGENT AND LENDERS, THEIR OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS AND THEIR AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH THE BORROWERS EVER HAD, NOW HAVE, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF THE BORROWERS HEREAFTER CAN, SHALL OR MAY HAVE AGAINST THE AGENT OR THE LENDERS, THEIR OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND THEIR AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER, THROUGH THE DATE HEREOF. THE BORROWERS FURTHER EXPRESSLY COVENANT WITH AND WARRANT UNTO THE LENDERS AND THEIR AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSET AGAINST THE LENDERS OR THE OBLIGATION OF THE BORROWERS TO PAY THE LENDERS ALL AMOUNTS OWING UNDER THE NOTES, THE LOAN AGREEMENT AND ALL ASSOCIATED LOAN DOCUMENTS AS AND WHEN THE SAME BECOME DUE AND PAYABLE.

47. REAFFIRMATION BY BORROWERS. THE BORROWERS ACKNOWLEDGE AND REAFFIRM THAT ALL WARRANTIES, REPRESENTATIONS, AFFIRMATIVE COVENANTS AND NEGATIVE COVENANTS SET FORTH IN THE LOAN AGREEMENT REMAIN IN FULL FORCE AND EFFECT ON THE DATE HEREOF AS IF MADE ON THE DATE HEREOF.

48. AMENDED AGREEMENT. THIS AGREEMENT AMENDS THE LOAN AGREEMENT, AND THE BORROWERS ACKNOWLEDGE AND AGREE THAT THE SECURITY INTERESTS, RIGHTS, DUTIES, AND OBLIGATIONS OF THE BORROWERS AND THE LENDERS CREATED BY THE LOAN AGREEMENT ARE NOT EXTINGUISHED, BUT ARE REAFFIRMED AND REMAIN IN FULL FORCE AND EFFECT AS PROVIDED IN THE LOAN AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT AND THE TERMS AND PROVISIONS OF THIS AMENDMENT, THE TERMS AND PROVISIONS OF THIS AMENDMENT SHALL CONTROL AND PREVAIL.

                            INTENTIONALLY LEFT BLANK

         WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS AND THE BORROWERS HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED OR TO BE EXECUTED IN CONJUNCTION HEREWITH, UNDER ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. THE BORROWERS ACKNOWLEDGE THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE AGENT AND THE LENDERS IN ACCEPTING THIS AGREEMENT, AND, THAT THE AGENT AND THE LENDERS WOULD NOT HAVE ACCEPTED THIS AGREEMENT WITHOUT THIS JURY TRIAL WAIVER, AND, THAT THE BORROWERS HAVE BEEN REPRESENTED BY AN ATTORNEY OR HAVE HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY REGARDING THIS JURY TRIAL WAIVER, AND, UNDERSTAND THE LEGAL EFFECT OF THIS JURY TRIAL WAIVER.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Loan Agreement as of the day and year first above written.

Witnesses                                      BORROWERS:

                                               RAILAMERICA, INC., a Delaware
                                               corporation

---------------------------

---------------------------                    By: /s/ Donald D. Redfearn
                                                   -----------------------------
                                                   DONALD D. REDFEARN,
                                                   Executive Vice President

                                                            (Corporate Seal)

                                               KALYN/SIEBERT INCORPORATED, a
                                               Texas corporation

---------------------------

---------------------------                    By: /s/ Donald D. Redfearn
                                                   -----------------------------
                                                   DONALD D. REDFEARN,
                                                   Vice President

                                                            (Corporate Seal)


                   SIGNATURE PAGE NO. 1 TO FIRST AMENDMENT TO
                    LOAN AGREEMENT DATED AS OF JUNE 16, 1998

                                        RAILAMERICA INTERMODAL SERVICES, INC., a
                                        Delaware corporation

---------------------------

---------------------------             By: /s/ Donald D. Redfearn
                                            -----------------------------
                                            DONALD D. REDFEARN,
                                            Executive Vice President

                                                      (Corporate Seal)

                                        RAILAMERICA CARRIERS INC.,
                                        a corporation organized under the laws
                                        of the Province of Ontario

---------------------------

---------------------------             By: /s/ Donald D. Redfearn
                                            -----------------------------
                                            DONALD D. REDFEARN,
                                            Vice President

                                                       (Corporate Seal)

                                        STEEL CITY CARRIERS INC., a
                                        corporation organized under the
                                        laws of the Province of Ontario

---------------------------

---------------------------             By: /s/ Donald D. Redfearn
                                            -----------------------------
                                            DONALD D. REDFEARN,
                                            Vice President

                                                       (Corporate Seal)

                                        SAGINAW VALLEY RAILWAY
                                        COMPANY, INC., a Delaware corporation

---------------------------

---------------------------             By: /s/ Donald D. Redfearn
                                            -----------------------------
                                            DONALD D. REDFEARN,
                                            Executive Vice President

                                                       (Corporate Seal)




                   SIGNATURE PAGE NO. 2 TO FIRST AMENDMENT TO
                    LOAN AGREEMENT DATED AS OF JUNE 16, 1998

                                        HURON AND EASTERN RAILWAY
                                        COMPANY, INC., a Michigan
                                        corporation

---------------------------

---------------------------             By: /s/ Donald D. Redfearn
                                            -----------------------------
                                            DONALD D. REDFEARN,
                                            Executive Vice President

                                                         (Corporate Seal)

                                        WEST TEXAS AND LUBBOCK
                                        RAILROAD COMPANY, INC., a Texas
                                        corporation

---------------------------

---------------------------             By: /s/ Donald D. Redfearn
                                            -----------------------------
                                            DONALD D. REDFEARN,
                                            Executive Vice President

                                                         (Corporate Seal)

                                        PLAINVIEW TERMINAL COMPANY, a Texas
                                        corporation

---------------------------

---------------------------             By: /s/ Donald D. Redfearn
                                            -----------------------------
                                            DONALD D. REDFEARN,
                                            Executive Vice President

                                                         (Corporate Seal)

                                        CASCADE AND COLUMBIA RIVER
                                        RAILROAD COMPANY, a Delaware
                                        corporation

---------------------------

---------------------------             By: /s/ Donald D. Redfearn
                                            -----------------------------
                                            DONALD D. REDFEARN,
                                            Executive Vice President

                                                         (Corporate Seal)



                   SIGNATURE PAGE NO. 3 TO FIRST AMENDMENT TO
                    LOAN AGREEMENT DATED AS OF JUNE 16, 1998

                                        OTTER TAIL VALLEY RAILROAD
                                        COMPANY, INC., a Minnesota
                                        corporation

---------------------------

---------------------------             By: /s/ Donald D. Redfearn
                                            -----------------------------
                                            DONALD D. REDFEARN,
                                            Executive Vice President

                                                      (Corporate Seal)

                                        MINNESOTA NORTHERN RAILROAD, INC., a
                                        Delaware corporation

---------------------------

---------------------------             By: /s/ Donald D. Redfearn
                                            -----------------------------
                                            DONALD D. REDFEARN,
                                            Executive Vice President

                                                      (Corporate Seal)

                                        DELAWARE VALLEY RAILWAY COMPANY, INC., a
                                        Delaware corporation

---------------------------

---------------------------             By: /s/ Donald D. Redfearn
                                            -----------------------------
                                            DONALD D. REDFEARN,
                                            Executive Vice President

                                                      (Corporate Seal)

                                        ST. CROIX VALLEY RAILROAD
                                        COMPANY, a Delaware corporation

---------------------------

---------------------------             By: /s/ Donald D. Redfearn
                                            -----------------------------
                                            DONALD D. REDFEARN,
                                            Executive Vice President

                                                      (Corporate Seal)



                   SIGNATURE PAGE NO. 4 TO FIRST AMENDMENT TO
                    LOAN AGREEMENT DATED AS OF JUNE 16, 1998